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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 24, 2006

                          OSAGE FEDERAL FINANCIAL, INC.
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             (Exact name of Registrant as specified in its Charter)


         United States                   0-50666                 27-0080039
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(State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)

239 East Main Street, Pawhuska, Oklahoma                             74056
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(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (918) 287-2919
                                                           --------------

                                 Not Applicable
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          (Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications  pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).
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                      INFORMATION TO BE INCLUDED IN REPORT


Item 8.01  Other Events
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     On February 24, 2006, the Registrant  announced that its Board of Directors had approved an open market stock repurchase program for up to 5% of its outstanding shares (approximately 34,505 shares). For further information, reference is made to the Registrant's press release, dated February 24, 2006 which is included with this Form 8-K as an exhibit.

Item 9.01  Financial Statements and Exhibits
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     (c)  Exhibits. The following exhibits are furnished with this report.

     Exhibit 99.1 -- Press Release dated February 24, 2006.























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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     OSAGE FEDERAL FINANCIAL, INC.



Date:  February 24, 2006             By:  /s/ Mark S. White
                                          --------------------------------------
                                          Mark S. White
                                          President and Chief Executive Officer

























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